UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Globa Terra Acquisition Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GLOBA TERRA ACQUISITION CORPORATION
382 NE 191st Street #952377
Miami, Florida 33179
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
Dear Globa Terra Acquisition Corporation Shareholder:
On behalf of our board of directors (the “Board”), you are cordially invited to attend an extraordinary general meeting of the shareholders (the “Meeting”) of Globa Terra Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on November 9, 2026, at 10:00 a.m., Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, NY 10166, or at such other time, on such other date and at such other place to which the Meeting may be adjourned or postponed.
Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online by visiting www.proxyvote.com.
The accompanying proxy statement (the “Proxy Statement”) is dated October 26, 2026, and is first being mailed to our shareholders on or about October 26, 2026. The accompanying Proxy Statement describes the business we will conduct at the Meeting and provides information about us that you should consider when you vote your shares. The Meeting will be held for the purpose of considering and voting on the following proposals (the “Proposals”):
1.
Proposal One: Extension Proposal — To amend, by way of special resolution, our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”), to extend the date by which we must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from October 9, 2026 (the “Current Deadline”) to July 9, 2027 (the “Extended Date”), consisting of an initial one-month extension from October 9, 2026 to November 9, 2026, followed by up to eight additional one-month extensions on a month-to-month basis, at the sole discretion of the Board (the “Extension” and such proposal, the “Extension Proposal”); and

2.
Proposal Two: Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or convenient, to be confirmed by the chairperson of the Meeting, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Proposal or where the Board has determined before the Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal.
Each of the Proposals is more fully described in the accompanying Proxy Statement; please take the time to read carefully each of the Proposals before you vote.
The Memorandum and Articles of Association provide that we initially had until October 9, 2026 (the date that is 15 months after the consummation of the initial public offering of the Company (the “IPO”)) to complete a Business Combination, and that we may, by resolution of the Board if requested by our sponsor, Globa Terra Management LLC, a Cayman Islands limited liability company (the “Sponsor”), extend that period up to two times, each by an additional three months (for a total of up to 21 months after the consummation of the IPO, or until April 9, 2027), without a shareholder vote, subject to the Sponsor depositing $1,749,955 (representing $0.10 per unit sold in the IPO) into the Trust Account (as defined below) for each three-month extension (each, a “Existing Paid Extension”). We refer to the period that we have to complete a Business Combination under the Memorandum and Articles of Association as currently in effect as the “Combination Period.” As of the date of this Proxy Statement, no Existing Paid Extension has been effected.
The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. While we currently have until the end of the Combination Period to consummate a Business Combination, the Board has determined that it is in our best interests to seek an extension of the Combination Period that provides us with additional time to consummate a Business Combination beyond the Current Deadline, on a month-to-month basis, without the Sponsor funding the Existing Paid Extensions. Without the Extension, the Board believes that there will not be sufficient time to complete a Business Combination before the Company (i) ceases all operations except for the purpose of winding up, (ii) redeems Class A ordinary shares, par value $0.0001 (the “Class A Ordinary Shares”), sold as part of the units in the IPO (the “Public Shares”), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidates and dissolves, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, pursuant to the Memorandum and Articles of Association. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate, and shareholders would not have the opportunity to participate in any Business Combination.
As contemplated by the Memorandum and Articles of Association, the holders of Public Shares (the “Public Shareholders”) may elect (the “Election”) to redeem their Public Shares, if the Extension Proposal is approved, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established to hold the proceeds of the IPO and a portion of the proceeds of the private placements (“Private Placements”) consummated simultaneously with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account, divided by the number of then outstanding Public Shares, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Extension Amendment (the “Redemption”), regardless of whether or how such Public Shareholders vote in regard to the Extension Proposal. If the Extension Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed a Business Combination by the Extended Date.
To make the Election, you must demand that we redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to our transfer agent following the deposit of the Initial Extension Payment (as defined below) into the Trust Account. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If your Public Shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.
As of October 22, 2026, based on funds in the Trust Account of approximately $183,494,916 as of such date, the pro rata portion of the funds available in the Trust Account for the Redemption was approximately $10.48 per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Class A Ordinary Shares as reported on the Nasdaq Global Market (“Nasdaq”) on October 23, 2026 was $10.48. We cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We believe that such redemption right enables our Public Shareholders to determine whether or not to sustain their investments for an additional period if we do not complete a Business Combination on or before the Current Deadline.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be significantly less than the approximately $183,494,916 that was in the Trust Account as of October 22, 2026. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Proposal is approved, the Board will have the sole discretion whether to elect each Additional Extension Period (as defined below) and may determine at any time not to extend further, in which case we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association.
If the Extension Proposal is approved, the Extension will be implemented in three steps. First, the Combination Period will be extended by one month, from October 9, 2026 to November 9, 2026 (the “Initial Extension Period”). If, and only if, the Extension Proposal is approved, the Sponsor or its affiliates or designees will deposit into the Trust Account $0.03 for each Public Share in issue as of the date of the Meeting (the “Initial Extension Payment”) within two business days following the Meeting and prior to the redemption of any Public Shares in connection with the Extension. The Initial Extension Payment is triggered solely by the approval of the Extension Proposal at the requisite threshold and not by how any individual holder votes. Every Public Share in issue as of the date of the Meeting will participate in the Initial Extension Payment, whether or not such Public Share is subsequently redeemed and irrespective of whether or how its holder voted. If the Extension Proposal is not approved, no Initial Extension Payment will be made. Second, following the deposit of the Initial Extension Payment, all Public Shareholders will have the right to redeem their Public Shares at a per-share price that includes their pro rata portion of the Initial Extension Payment (if the Extension Proposal is approved). Redeeming Public Shareholders will receive their pro rata portion of the funds in the Trust Account as promptly as practicable following the Redemption Deadline (as defined below). Third, following the Initial Extension Period, the Board may, in its sole discretion, further extend the Combination Period on a month-to-month basis for up to eight (8) additional one-month periods (each, an “Additional Extension Period” and, together with the Initial Extension Period, each an “Extension Period”), through the Extended Date. For each Additional Extension Period, the Sponsor or its affiliates or designees must deposit into the Trust Account the lesser of (x) $0.04 for each Public Share that has not been redeemed, and (y) $50,000 (each such deposit, a “Contribution”), solely for the benefit of the holders of such non-redeemed Public Shares, until the earliest of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve a Business Combination, (y) the Extended Date and (z) the date on which the Board determines, in its sole discretion, to no longer seek a Business Combination. Accordingly, the amount deposited per Public Share for each Additional Extension Period will depend on the number of Public Shares that remain outstanding after the Redemption, and Public Shares that have been redeemed will not participate in any Contribution. If 1,250,000 or fewer Public Shares remain outstanding, the Contribution will be $0.04 per Public Share for each Additional Extension Period, or up to $0.32 per Public Share if all eight Additional Extension Periods are elected. If more than 1,250,000 Public Shares remain outstanding, the Contribution will be $50,000 for each Additional Extension Period, or up to $400,000 in the aggregate if all eight Additional Extension Periods are elected, and the amount deposited per Public Share will be proportionately lower. For example, if no Public Shares are redeemed and all 17,499,550 Public Shares remain outstanding, the Contribution would be approximately $0.003 per Public Share for each Additional Extension Period. Because the Initial Extension Payment will be deposited into the Trust Account in respect of all 17,499,550 Public Shares in issue as of the date of the Meeting before any redemptions, the aggregate Initial Extension Payment will be approximately $524,987, and the per-share redemption price payable in the Redemption will be increased by $0.03. Each Contribution is due monthly on the second business day of the beginning of each Additional Extension Period. If the Sponsor fails to deposit a required Contribution when due, the Combination Period will not be extended for the applicable Additional Extension Period and we will be required to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve. By comparison, under the Memorandum and Articles of Association as currently in effect, the Sponsor would be required to deposit $1,749,955 ($0.10 per unit sold in the IPO) into the Trust Account for each three-month Existing Paid Extension. If the Extension Proposal is approved, the Existing Paid Extension mechanism will no longer apply.
The Initial Extension Payment will be deposited into the Trust Account within two business days following the date of the Meeting and prior to the redemption of any Public Shares. We intend to deposit each Contribution into the Trust Account within two business days of the beginning of the Additional Extension Period to which such Contribution relates. The Sponsor will not make the Initial Extension Payment or any Contribution unless the Extension Proposal is approved. The Board will have the sole discretion whether to extend the time we have to consummate a Business Combination for each Additional Extension Period. If the Board determines not to extend the time we have to consummate a Business Combination for an Additional Extension Period, or if a required Contribution is not deposited when due, (i) the additional Contributions will terminate and (ii) we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days after the end of the last applicable Extension Period, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Memorandum and Articles of Association and subject to the approval of our remaining shareholders and our Board, liquidate and dissolve the Company thereafter.

The Adjournment Proposal, if adopted, will allow the Meeting to be adjourned to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies or if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal.
If the Extension Proposal is approved, we will, pursuant to the terms of the Investment Management Trust Account Agreement, dated July 8, 2025 (the “Trust Agreement”), by and between us and Odyssey Transfer and Trust Company (“Odyssey”), as trustee, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share redemption price described above, and deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and be available for our use to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Proposal is approved.
If the Extension Proposal is not approved, or we are otherwise unable to complete the Extension, and a Business Combination is not completed within the Combination Period, as contemplated by and in accordance with the Memorandum and Articles of Association, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Class B ordinary shares of the Company (together with Class A Ordinary Shares, “Ordinary Shares”), the private placement units issued in the Private Placements (“Private Placement Units”) or the restricted Class A shares of the Company (“Restricted Class A Shares”). As a consequence, a liquidating distribution will be made only with respect to Public Shares.
Subject to the foregoing, the approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote by proxy or in person at the Meeting.
Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under the Memorandum and Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote by proxy or in person at the Meeting.
The Board has fixed the close of business on October 12, 2026 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment or postponement thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment or postponement thereof.
You are not being asked to vote on a Business Combination at this time. If the Extension Proposal is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
We believe that it is in the best interests of our shareholders that we obtain the Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” such Proposals.
Under the Memorandum and Articles of Association, no other business may be transacted at the Meeting, or any adjournment or postponement thereof.
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors, LLC (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the

Solicitation Agent approximately $25,000 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and the Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners (as defined in the section of the Proxy Statement entitled “Questions and Answers About the Meeting”). While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.
Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions to our management at the Meeting.

October 26, 2026	By Order of the Board of Directors

Agustin Tristan Aldave Chief Executive Officer

Your vote is very important. Whether or not you plan to attend the Meeting, if you are a shareholder as of the Record Date, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented and voted at the Meeting. If you fail to vote by proxy or in person at the Meeting, your shares will not be counted for the purposes of determining whether the Proposals are approved by the requisite majorities. Abstentions and broker non-votes will be considered present for purposes of establishing a quorum, but will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. If you hold your shares in street name through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on November 9, 2026: This Notice of Meeting and the accompanying Proxy Statement are available at www.proxyvote.com.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•	our being a company with no operating history and no revenues;
•	our ability to select an appropriate target business or businesses;
•	our expectations around the performance of a prospective target business or businesses;
•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial Business Combination;
•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial Business Combination;
•	our potential ability to obtain additional financing to complete our initial Business Combination;
•	our pool of prospective target businesses;
•	the ability of our officers and directors to generate a number of potential Business Combination opportunities;
•	our public securities’ potential liquidity and trading;
•	the lack of a market for our securities;
•	the use of proceeds not held in the Trust Account or otherwise available to us;
•	the Trust Account not being subject to claims of third parties;
•	our financial performance following the IPO; and
•	the other risks and uncertainties discussed in “Risk Factors” in this Proxy Statement and our other filings with the U.S. Securities and Exchange Commission (the “SEC”).
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.
For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section of this Proxy Statement entitled “Risk Factors,” and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE MEETING
The questions and answers below (i) only briefly address some commonly asked questions about the Meeting and the Proposals (as defined below); (ii) are only summaries of the matters they discuss; and (iii) highlight only selected information from this Proxy Statement (the “Proxy Statement”). They do not contain all of the information that may be important to you. You should carefully read the entire Proxy Statement, including Annex A and the other documents referred to herein, to fully understand the Proposals and the voting procedures for the Meeting.
Why am I receiving this Proxy Statement?
This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Globa Terra Acquisition Corporation (the “Company”) for use at an extraordinary general meeting of the shareholders, to be held on November 9, 2026, at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Meeting.
This Proxy Statement and the enclosed proxy card were first sent to our shareholders on or about October 26, 2026.
We are a blank check company incorporated as a Cayman Islands exempted company on October 18, 2024 for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). On July 10, 2025, we simultaneously consummated (i) our initial public offering (“IPO”) of 17,499,550 units, including 2,282,550 units issued pursuant to the exercise in full of the underwriter’s over-allotment option, each consisting of one Class A ordinary share, par value $0.0001 (each, a “Class A Ordinary Share”), three-fourths of one redeemable warrant (each whole warrant, a “Public Warrant” and together with the private placement warrants issued in the Private Placements (as defined below), the “warrants”) and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of a Business Combination (a “Public Right” and, together with the private placement rights issued in the Private Placements, the “rights”), generating gross proceeds of $174,995,500, and (ii) the Private Placements of 394,267 private placement units (“Private Placement Units”) and 788,534 restricted Class A shares of the Company (“Restricted Class A Shares”), generating gross proceeds of $3,154,136. Each whole warrant will become exercisable 30 days after the completion of our initial Business Combination to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment.
Like most blank check companies, our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the IPO proceeds held in the trust account established to hold the proceeds of the IPO and a portion of the proceeds of the Private Placements (the “Trust Account”) to the holders of Class A Ordinary Shares sold as part of the units in the IPO (“Public Shares”) if there is no qualifying Business Combination consummated on or before the end of the Combination Period (as defined below).
The Memorandum and Articles of Association provide that we initially had until October 9, 2026 (the date that is 15 months after the consummation of the IPO) to complete a Business Combination, and that we may, by resolution of the Board if requested by our sponsor, Globa Terra Management LLC, a Cayman Islands limited liability company (the “Sponsor”), extend that period up to two times, each by an additional three months (for a total of up to 21 months after the consummation of the IPO, or until April 9, 2027), without a shareholder vote, subject to the Sponsor depositing $1,749,955 (representing $0.10 per unit sold in the IPO) into the Trust Account for each three-month extension (each, a “Existing Paid Extension”). We refer to the period that we have to complete a Business Combination under the Memorandum and Articles of Association as currently in effect as the “Combination Period.” As of the date of this Proxy Statement, no Existing Paid Extension has been effected.
We are seeking shareholders’ approval to amend, by way of special resolution, the Memorandum and Articles of Association, in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), to extend the date by which we must consummate a Business Combination from October 9, 2026 (the “Current Deadline”) to July 9, 2027 (the “Extended Date”), consisting of an initial one-month extension from October 9, 2026 to November 9, 2026, followed by up to eight additional one-month extensions on a month-to-month basis at the sole discretion of the Board.
We believe that it is in the best interests of our shareholders to continue our existence until the Extended Date, if necessary, in order to allow us additional time to complete a Business Combination. The Meeting is being held, in part, to allow us additional time to complete a Business Combination.

The Proposals
What is being voted on?
You are being asked to vote on two Proposals:
1.
Proposal One: Extension Proposal — To amend, by way of special resolution, our Memorandum and Articles of Association, in the form set forth in Annex A, to extend the date by which we must consummate a Business Combination from the Current Deadline to the Extended Date, consisting of an initial one-month extension from October 9, 2026 to November 9, 2026, followed by up to eight additional one-month extensions on a month-to-month basis at the sole discretion of the Board (the “Extension” and such proposal, the “Extension Proposal”); and

2.
Proposal Two: Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or convenient, to be confirmed by the chairperson of the Meeting, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Proposal or where the Board has determined before the Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal.
Why are we proposing the Extension Proposal?
The Memorandum and Articles of Association provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before the end of the Combination Period. We believe we will not be able to complete a Business Combination by that date, and if that were to occur, we would be forced to liquidate. Thus, the purpose of the Extension Proposal is to allow us additional time to complete a Business Combination beyond the Current Deadline, on a month-to-month basis, without the Sponsor funding any Existing Paid Extensions.
Our seeking to complete a Business Combination will involve and not be limited to:
•	identifying a target business and negotiating and executing a definitive agreement and related agreements;
•	preparing and filing with the U.S. Securities and Exchange Commission (the “SEC”), and completing SEC review of, proxy materials or a registration statement for the Business Combination;
•	establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to shareholders; and
•	holding an extraordinary general meeting to consider the Business Combination.
We believe we will not be able to complete all of the tasks listed above prior to the end of the Combination Period. If the Extension Proposal is approved, we expect to seek shareholder approval of a Business Combination. If shareholders approve a Business Combination, we expect to consummate the Business Combination as soon as possible following such shareholder approval. However, there is no assurance that we will be able to consummate a Business Combination, even if the Extension Proposal is approved, given the actions that must occur prior to the closing of a Business Combination.
We believe that given our expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public shareholders an opportunity to consider a Business Combination. Accordingly, the Board is proposing the Extension Proposal to amend our Memorandum and Articles of Association, in the form set forth in Annex A hereto, to extend the date by which we must consummate a Business Combination from the Current Deadline to the Extended Date, consisting of an initial one-month extension from October 9, 2026 to November 9, 2026, followed by up to eight additional one-month extensions on a month-to-month basis at the sole discretion of the Board.
You are not being asked to vote on a Business Combination at this time. If the Extension Proposal is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
Why are we proposing the Adjournment Proposal?
If the Extension Proposal is not approved by the shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Proposal.
If the Adjournment Proposal is not approved by our shareholders, the Meeting may not be able to be adjourned to a later date or dates, or indefinitely, for the purpose of soliciting additional proxies. In such event, the Extension could not be completed, and we would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and the Board, dissolving and liquidating. If the Adjournment Proposal is presented at the Meeting, it will be the only proposal presented and the Extension Proposal will not be submitted to the shareholders for a vote.
Why should I vote “FOR” the Extension Proposal?
The Board believes shareholders should have an opportunity to evaluate a Business Combination and that our shareholders will benefit from the Company consummating a Business Combination; consequently, the Board is proposing the Extension Proposal to extend the date by which we have to complete a Business Combination until the Extended Date and give us more opportunity to complete a Business Combination. Without the Extension, we believe that we will not be able to complete a Business Combination on or before the end of the Combination Period. If that were to occur, we would be forced to liquidate.
Our Memorandum and Articles of Association provide that if any amendment is made to our Memorandum and Articles of Association (i) to modify the substance or timing of our obligation to allow redemption in connection with a Business Combination or to redeem 100% of the Public Shares if we do not consummate a Business Combination within the Combination Period or (ii) with respect to any other provision relating to shareholders’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, an officer or a director may elect to have their Public Shares redeemed for cash, if such amendment is approved, at a per-share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes payable) and not previously released to us to pay our taxes, divided by the number of then issued Public Shares. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Memorandum and Articles of Association.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our shareholders, the Meeting may not be able to be adjourned to a later date or dates, or indefinitely, in the event that there are insufficient votes for the Extension Proposal.
Does the Board recommend voting “FOR” the approval of the Proposals?
Yes. After careful consideration of the terms and conditions of these Proposals, the Board has determined that the Extension Proposal and, if presented, the Adjournment Proposal are in our and our shareholders’ best interests. The Board recommends that our shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal, if presented.
Are the Proposals conditioned on one another?
No. The Extension Proposal is not conditioned on the approval of the Adjournment Proposal. The Adjournment Proposal is not conditioned on the approval of the Extension Proposal. However, if the Extension Proposal is not approved by our shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of such Proposal.
What vote is required to approve the Proposals?
The approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Class A ordinary shares and Class B ordinary shares (collectively, “Ordinary Shares”), voting as a single class, who, being entitled to do so, vote by proxy or in person at the Meeting.

Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under the Memorandum and Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote by proxy or in person at the Meeting.
The Sponsor and our officers and directors collectively own approximately 24.3% of the issued and outstanding Ordinary Shares entitled to vote at the Meeting, and plan to vote all of such shares in favor of the Proposals. Assuming that all issued and outstanding Ordinary Shares entitled to vote at the Meeting are voted at the Meeting and that all such shares held by the Sponsor and our officers and directors are voted in favor of the Proposals, we would need 10,061,006 Ordinary Shares, or approximately 57.5%, of the 17,499,550 Public Shares to be voted in favor of the Extension Proposal, and 6,106,506 Ordinary Shares, or approximately 34.9% of the 17,499,550 Public Shares to be voted in favor of the Adjournment Proposal, in order for such Proposals to be approved.
What if I don’t want to vote “FOR” any of the Proposals?
If you do not want the Extension Proposal or the Adjournment Proposal to be approved, you must vote “AGAINST” such Proposal, because only those votes that are actually cast, either “FOR” or “AGAINST,” will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals.
If the Extension Proposal is approved, the Adjournment Proposal will not be presented for a vote. If the Adjournment Proposal is presented at the Meeting, it will be the only proposal presented and the Extension Proposal will not be submitted to the shareholders for a vote.
Do I have appraisal rights or dissenters’ rights if I object to any of the Proposals?
No. There are no appraisal rights or dissenters’ rights available to our shareholders in connection with the Proposals.
How do the Company’s insiders intend to vote their shares?
The Sponsor, our directors and executive officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Proposals. The Sponsor, our directors and executive officers and the other holders of Founder Shares are not entitled to redeem any Founder Shares or Public Shares held by them in connection with the Extension Proposal. On the Record Date, the Sponsor and our directors and executive officers beneficially owned an aggregate of 5,400,228 Class B Ordinary Shares and 1,070,301 Class A Ordinary Shares, of which 5,400,228 Class B Ordinary Shares and 356,767 Class A Ordinary Shares are entitled to vote at the Meeting, collectively representing approximately 24.3% of our issued and outstanding Ordinary Shares entitled to vote at the Meeting. The Sponsor, our directors and executive officers do not intend to purchase Ordinary Shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Proposal.
What interests do the Sponsor and our directors and officers have in the approval of the Proposals?
The Sponsor and our directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of (i) the Founder Shares and (ii) the Private Placement Units and Restricted Class A Shares purchased by the Sponsor in the Private Placements, all of which would expire worthless if a Business Combination is not consummated, and (iii) any loans that the Sponsor has made or may make to us, including any working capital loans. See the section in this Proxy Statement entitled “The Meeting — Interests of the Sponsor, Directors and Officers.”
The Extension Proposal
If the Extension Proposal is approved, what happens next?
As contemplated by the Memorandum and Articles of Association, the holders of Public Shares (the “Public Shareholders”) may elect (the “Election”) to redeem their Public Shares, if the Extension Proposal is approved, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, divided by the number of then outstanding Public Shares, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Extension Amendment (the “Redemption”), regardless of whether or how such Public Shareholders vote in regard to the Extension Proposal. If the Extension Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed a Business Combination by the Extended Date.
To make the Election, you must demand that we redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to our transfer agent following the deposit of the Initial Extension Payment (as defined below) into the Trust Account. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If your Public Shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.
Upon approval of the Extension Proposal by a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Meeting, (i) the Extension Amendment will be effective and (ii) we will file the Extension Amendment, in the form set forth in Annex A hereto, with the Cayman Islands Registrar of Companies. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, Class A Ordinary Shares, public warrants and public rights will remain publicly traded. We will then continue to work to consummate a Business Combination by the Extended Date. If the Extension Proposal is approved, the Board will have the sole discretion whether to elect each Additional Extension Period and may determine at any time not to extend further, in which case we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association.
If the Extension Proposal is approved, we will, pursuant to the terms of the Investment Management Trust Account Agreement, dated July 8, 2025 (the “Trust Agreement”), by and between us and Odyssey Transfer and Trust Company (“Odyssey”), as trustee, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share redemption price described above, and deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and be available for our use to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Proposal is approved.
If the Extension Proposal is approved, the removal from the Trust Account of the Withdrawal Amount will reduce our net asset value. We cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Proposal is approved; the amount remaining in the Trust Account may be only a small fraction of the approximately $183,494,916 that was in the Trust Account as of October 22, 2026.
If the Extension Proposal is approved, the Extension will be implemented in three steps. First, the Combination Period will be extended by one month, from October 9, 2026 to November 9, 2026 (the “Initial Extension Period”). If, and only if, the Extension Proposal is approved, the Sponsor or its affiliates or designees will deposit into the Trust Account $0.03 for each Public Share in issue as of the date of the Meeting (the “Initial Extension Payment”) within two business days following the Meeting and prior to the redemption of any Public Shares in connection with the Extension. The Initial Extension Payment is triggered solely by the approval of the Extension Proposal at the requisite threshold and not by how any individual holder votes. Every Public Share in issue as of the date of the Meeting will participate in the Initial Extension Payment, whether or not such Public Share is subsequently redeemed and irrespective of whether or how its holder voted. If the Extension Proposal is not approved, no Initial Extension Payment will be made. Second, following the deposit of the Initial Extension Payment, all Public Shareholders will have the right to redeem their Public Shares at a per-share price that includes their pro rata portion of the Initial Extension Payment (if the Extension Proposal is approved). Redeeming Public Shareholders will receive their pro rata portion of the funds in the Trust Account as promptly as practicable following the Redemption Deadline (as defined below). Third, following the Initial Extension Period, the Board may, in its sole discretion, further extend the Combination Period on a month-to-month basis for up to eight (8) additional one-month periods (each, an “Additional Extension Period” and, together with the Initial Extension Period, each an “Extension Period”), through the Extended Date. For each Additional Extension Period, the Sponsor or its affiliates or designees must deposit into the Trust Account the lesser of (x) $0.04 for each Public Share that has not been redeemed, and (y) $50,000 (each such deposit, a “Contribution”), solely for the benefit of the holders of such non-redeemed Public Shares, until the earliest of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve a Business Combination, (y) the Extended Date and (z) the date on which the Board determines, in its sole discretion, to no longer seek a Business Combination. Accordingly, the amount deposited per Public Share for each Additional Extension Period will depend on the number of Public Shares that remain outstanding after the Redemption, and Public Shares that have been redeemed will not participate in any Contribution. If 1,250,000 or fewer Public Shares remain outstanding, the Contribution will be $0.04 per Public Share for each Additional Extension Period, or up to $0.32 per Public Share if all eight Additional Extension Periods are elected. If more than 1,250,000 Public Shares remain outstanding, the Contribution will be $50,000 for each Additional Extension Period, or up to $400,000 in the aggregate if all eight Additional Extension Periods are elected, and the amount deposited per Public Share will be proportionately lower. For example, if no Public Shares are redeemed and all 17,499,550 Public Shares remain outstanding, the Contribution would be approximately $0.003 per Public Share for each Additional Extension Period. Because the Initial Extension Payment will be deposited into the Trust Account in respect of all 17,499,550 Public Shares in issue as of the date of the Meeting before any redemptions, the aggregate Initial Extension Payment will be approximately $524,987, and the per-share redemption price payable in the Redemption will be increased by $0.03. Each Contribution is due monthly on the second business day of the beginning of each Additional Extension Period. If the Sponsor fails to deposit a required Contribution when due, the Combination Period will not be extended for the applicable Additional Extension Period and we will be required to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve. By comparison, under the Memorandum and Articles of Association as currently in effect, the Sponsor would be required to deposit $1,749,955 ($0.10 per unit sold in the IPO) into the Trust Account for each three-month Existing Paid Extension. If the Extension Proposal is approved, the Existing Paid Extension mechanism will no longer apply.
The Initial Extension Payment will be deposited into the Trust Account within two business days following the date of the Meeting and prior to the redemption of any Public Shares. We intend to deposit each Contribution into the Trust Account within two business days of the beginning of the Additional Extension Period to which such Contribution relates. The Sponsor will not make the Initial Extension Payment or any Contribution unless the Extension Proposal is approved. The Board will have the sole discretion whether to extend the time we have to consummate a Business Combination for each Additional Extension Period. If the Board determines not to extend the time we have to consummate a Business Combination for an Additional Extension Period, or if a required Contribution is not deposited when due, (i) the additional Contributions will terminate and (ii) we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days after the end of the last applicable Extension Period, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Memorandum and Articles of Association and subject to the approval of our remaining shareholders and our Board, liquidate and dissolve the Company thereafter.
What happens if the Extension Proposal is not approved?
If there are insufficient votes to approve the Extension Proposal, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Proposal. If the Adjournment Proposal is presented at the Meeting, it will be the only proposal presented and the Extension Proposal will not be submitted to the shareholders for a vote.
If the Extension Proposal is not approved, and a Business Combination is not completed within the Combination Period, then as contemplated by and in accordance with the Memorandum and Articles of Association, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders

(including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Units or the Restricted Class A Shares. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
Will you seek any further extensions to liquidate the Trust Account?
Other than as described in this Proxy Statement, we do not currently anticipate seeking any further extension to consummate a Business Combination beyond the Extended Date. However, if it appears at a later date that additional time is needed to complete a Business Combination, we may seek additional time to do so.
What happens to our warrants and rights if the Extension Proposal is approved?
If the Extension Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The warrants will remain outstanding and will only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the Class A Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis). The rights will remain outstanding and will entitle the holders thereof to receive one-tenth (1/10) of one Class A Ordinary Share for each right upon the consummation of a Business Combination.
What happens to our warrants and rights if the Extension Proposal is not approved?
If the Extension Proposal is not approved, and we do not consummate a Business Combination within the Combination Period, there will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless.
Will whether or how I vote on any of the Proposals affect my ability to exercise my redemption rights in connection with the Meeting?
No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date, so long as you are a holder at the time of your Election (and subsequent redemption payment), and you may vote your Public Shares however you would like, or not at all, on the Extension Proposal or any other Proposal. Your vote also will not affect whether you receive the benefit of the Initial Extension Payment: if the Extension Proposal is approved by the requisite votes, the Initial Extension Payment will be deposited into the Trust Account in respect of every Public Share in issue as of the date of the Meeting, irrespective of whether or how you voted and whether or not you subsequently redeem, and the redemption price payable in the Redemption will include your pro rata portion of the Initial Extension Payment. However, Public Shares that are redeemed will not participate in any Contribution made for any Additional Extension Period. As a result, the Extension Proposal can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the continued listing standards of Nasdaq.
Additionally, redemption payments for Elections in connection with the Meeting will only be made if the Extension Proposal receives the requisite shareholder approval. If you do not redeem your Public Shares in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of a Business Combination, subject to any limitations set forth in the Memorandum and Articles of Association.
Will whether or how I vote on any of the Proposals affect my ability to exercise my redemption rights in connection with a Business Combination?
Unless you elect to redeem your Public Shares at this time in an Election, you will be able to vote on a Business Combination when it is submitted to shareholders if you are a shareholder on the record date for a meeting to seek shareholder approval of the Business Combination. If you do not vote in connection with the Meeting, or you vote against any of the Proposals at the Meeting, you will retain your right to redeem your Public Shares upon consummation of a Business Combination in connection with the shareholder vote to approve the Business Combination, subject to any limitations set forth in our Memorandum and Articles of Association.
How do I exercise my redemption rights?
In connection with the Extension Proposal and contingent upon the approval of the Extension Proposal, each of our Public Shareholders may make an Election to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes payable) and not previously released to us to pay our taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in this Proxy Statement. If you choose not to make an Election in connection with the Extension Proposal, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date, subject to any limitations set forth in our Memorandum and Articles of Association.
Under our Memorandum and Articles of Association, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), may not exercise redemption rights with respect to more than 15% of the Public Shares in the aggregate without our prior consent. In addition, any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to us in connection with the Election in order to validly redeem such Public Shares.
Because the Initial Extension Payment must be deposited into the Trust Account before any Public Shares are redeemed in connection with the Extension, redemptions in connection with the Extension Proposal will be effected only following such deposit. To participate in the Redemption, you must submit a written redemption request and tender your Public Shares to Odyssey, physically or electronically through DTC’s DWAC system, prior to 5:00 p.m., Eastern Time, on November 5, 2026 (the “Redemption Deadline”). All Public Shareholders may participate in the Redemption, irrespective of whether or how they voted on the Extension Proposal. The per-share redemption price will include each redeemed Public Share’s pro rata portion of the Initial Extension Payment, and redeeming Public Shareholders will receive their redemption proceeds as promptly as practicable following the Redemption Deadline.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on November 5, 2026, tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Odyssey, our transfer agent, at the following address:
Odyssey Transfer and Trust Company
Attn: Client Services / SPAC Redemptions
860 Blue Gentian Rd, Suite 320
Eagan, MN 55121
E-mail: redemptions@odysseytrust.com
Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name (as defined below) will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.
In the event that a Public Shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved.
Our shareholders seeking to exercise their redemption rights, whether they are shareholders of record or hold their shares in street name, are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Proposal is approved.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee of approximately $100 and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
I have changed my mind and I no longer want to redeem my Public Shares after submitting an Election. How do I reverse the redemption process?
Under our Memorandum and Articles of Association, a request for redemption, once made, may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). If you delivered your shares for redemption to the transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that we consent to the withdrawal of your Election and that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at the address listed above.
Information about the Meeting
How do I attend the Meeting?
The Meeting will be held on November 9, 2026, at 10:30 a.m., Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, NY 10166, or at such other time, on such other date and at such other place to which the Meeting may be adjourned or postponed. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online by visiting www.proxyvote.com.
What constitutes a quorum at the Meeting?
A quorum of shareholders is necessary to hold a valid meeting. The holders of one-third of the Ordinary Shares entitled to vote as of the Record Date must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a quorum and in order to conduct business at the Meeting. As of the Record Date, 7,909,001 Ordinary Shares would be required to achieve a quorum at the Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Sponsor and our officers and directors, collectively own approximately 24.3% of the issued and outstanding Ordinary Shares entitled to vote at the Meeting, which will count towards this quorum.
Who can vote at the Meeting?
Only holders of our Ordinary Shares at the close of business on the Record Date, October 12, 2026, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 17,893,817 of our Class A Ordinary Shares and 5,833,183 of our Class B Ordinary Shares were outstanding and entitled to vote. The Restricted Class A Shares are not included in the foregoing and are not entitled to vote at the Meeting.
How many votes do I have?
Each Class A Ordinary Share and each Class B Ordinary Share is entitled to one vote on each matter that comes before the Meeting. See the section of this Proxy Statement entitled “Beneficial Ownership of Securities” for information about the holdings of the Sponsor and our directors and executive officers.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes (as defined in the question of this section of the Proxy Statement entitled “If my shares are held in street name, will my broker, bank or nominee automatically vote my shares for me?”) for each of the Proposals. Under our Memorandum and Articles of Association, each resolution put to the vote of the Meeting will be decided on a poll.

The approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.
Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under the Memorandum and Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.
At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST” a Proposal, will be counted for the purposes of determining whether such Proposal is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals.
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
•	Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, then you are a “shareholder of record.”
•
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

How can I vote if I am a shareholder of record?
If you were a shareholder of record of Ordinary Shares on the Record Date, you may vote with respect to the Proposals by:
•	At the Meeting. If you are a shareholder of record, you may vote at the Meeting.
•
Online. You may also vote by submitting a proxy for the Meeting. You may submit your proxy online at www.proxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on November 8, 2026 (have your proxy card in hand when you visit the website).

•	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.
Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.
How can I vote if I am a beneficial owner of shares held in street name?
If you were a beneficial owner of Ordinary Shares held in street name on the Record Date, you may vote with respect to the Proposals by:
•
At the Meeting. If you are a beneficial owner of shares held in street name and you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•
By mail. You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•
By telephone or online. You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the question in this section of the Proxy Statement entitled “How do I attend the Meeting?”

If my shares are held in street name, will my broker, bank or nominee automatically vote my shares for me?
No. Under the rules of various national and regional securities exchanges, if your shares are held in street name by your bank, broker or nominee, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.
We believe that the Extension Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary and, therefore, your broker, bank or nominee cannot vote your shares without your instruction on these Proposals. If you do not provide instructions with your proxy card, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum but will have no effect on the outcome of any vote on any of the non-discretionary Proposals. You should instruct your broker to vote your shares in accordance with directions you provide.
May I change my vote after I have voted or revoke my proxy after it is granted?
Yes. You may change your vote by:
•	entering a new vote online or by telephone, if those voting options are available to you;
•
sending a later-dated, signed proxy card to Globa Terra Acquisition Corporation, 382 NE 191st Street #952377, Miami, Florida 33179, Attn: Agustin Tristan Aldave, Chief Executive Officer, so that it is received by our Chief Executive Officer prior to the Meeting; or

•	attending and voting during the Meeting.
You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in street name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.
What is the proxy card?
The proxy card enables you to appoint each of Agustin Tristan Aldave, our Chief Executive Officer, and Katherine Chiles, our Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing such persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your Ordinary Shares will be voted “FOR” the Proposals, in accordance with the recommendations of the Board. If the Meeting is adjourned, the proxyholders can vote the shares on the new Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.
Will my shares be voted if I do not provide my proxy?
If you are a shareholder of record and hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in street name. See the question in this section of the Proxy Statement entitled “If my shares are held in street name, will my broker, bank or nominee automatically vote my shares for me?” for more information.
If I am a unit holder, can I exercise redemption rights with respect to my units?
No. Holders of outstanding units of the Company must separate the underlying Public Shares, public warrants and public rights prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to our transfer agent with written instructions to separate such units into Public Shares, public warrants and public rights. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the units. If a broker, bank or other nominee holds your units, you must instruct such nominee to separate your units. See the question in this section of the Proxy Statement entitled “How do I exercise my redemption rights?”
What should I do if I receive more than one set of voting materials for the Meeting?
You may receive more than one set of voting materials for the Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your Ordinary Shares.
Where do I find the voting results of the Meeting?
We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Meeting.
What other business may be conducted at the Meeting?
The Meeting has been called only to consider and vote on the approval of the Extension Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.
Who will solicit and pay the cost of soliciting proxies for the Meeting?
We will pay for the entire cost of soliciting proxies for the Meeting from our working capital. We have engaged Alliance Advisors, LLC (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $25,000 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.
What do I need to do now?
You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how each of the Proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares in street name through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.
Who can help answer my questions?
If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:
Alliance Advisors, LLC
150 Clove Road
Suite 400

Little Falls, NJ 07424
Toll-Phone Number: (877) 202-0449
Banks & Brokers: (973) 873-7752
Email: GlobaTerra@allianceadvisors.com
You may also contact us at:
Globa Terra Acquisition Corporation
382 NE 191st Street #952377
Miami, Florida 33179
Telephone: +52 55 8975 9325
To obtain timely delivery, shareholders must request the materials no later than November 2, 2026. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section of this Proxy Statement entitled “Where You Can Find More Information.”
If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on November 5, 2026 in accordance with the procedures detailed under the question of this section of the Proxy Statement entitled “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:
Odyssey Transfer and Trust Company
Attn: Client Services / SPAC Redemptions
860 Blue Gentian Rd, Suite 320
Eagan, MN 55121
E-mail: redemptions@odysseytrust.com

RISK FACTORS
You should consider carefully all of the risks described in the section entitled “Risk Factors” contained in our (i) prospectus in connection with the IPO (the “IPO Prospectus”), (ii) Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on March 26, 2026, (iii) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026 as filed with the SEC on May 14, 2026 and August 14, 2026, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.
There are no assurances that the Extension will enable us to complete a Business Combination.
Approving the Extension involves a number of risks. Even if the Extension Proposal is approved, we can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Proposal is approved, we expect to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem their Public Shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension Proposal or a Business Combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The Sponsor and our directors and officers own a substantial number of our Ordinary Shares and may exert a substantial influence on the outcome of the vote on the Proposals, potentially in a manner that you do not support.
The Sponsor and our officers and directors, collectively own approximately 24.3% of the issued and outstanding Ordinary Shares entitled to vote at the Meeting, and plan to vote all such shares in favor of the Proposals. As a result, the sponsor and our officers and directors may exert a substantial influence on the outcome of the vote on the Proposals.
The Sponsor is not obligated to make the Initial Extension Payment or the Contributions ; the Contributions are available only to non-redeeming Public Shareholders, are capped and will be less than the amounts that would be deposited in connection with an Existing Paid Extension; and if the Sponsor fails to make a required Contribution, we will be required to liquidate.
The Sponsor has indicated that it will make the Initial Extension Payment and the Contributions if the Extension Proposal is approved, but it has not entered into a binding agreement to do so. The Initial Extension Payment will be made only if the Extension Proposal is approved, regardless of how any individual Public Shareholder voted. Under the Extension Amendment, the Board may elect to extend the time we have to consummate a Business Combination for an Additional Extension Period only if the applicable Contribution is deposited into the Trust Account when due. If a Contribution is not made when due, we would not be able to extend for the applicable Additional Extension Period and would be required to cease operations, redeem 100% of the outstanding Public Shares within ten business days and liquidate and dissolve, and we may be unable to complete a Business Combination even if we have entered into a definitive agreement. In addition, Contributions will be made only in respect of Public Shares that have not been redeemed, and Public Shareholders that redeem will not benefit from any Contribution.
In addition, the Contribution for each Additional Extension Period is capped at $50,000 in the aggregate. As a result, if more than 1,250,000 Public Shares remain outstanding after the Redemption, the amount deposited into the Trust Account for each Additional Extension Period will be less than $0.04 per Public Share. Under the Memorandum and Articles of Association as currently in effect, the Combination Period may be extended without a shareholder vote only if the Sponsor deposits $1,749,955 (representing $0.10 per Unit sold in the IPO) into the Trust Account for each three-month Existing Paid Extension. If the Extension Proposal is approved, the Existing Paid Extension mechanism will no longer apply, and the Initial Extension Payment (approximately $524,987) together with the aggregate Contributions over all eight Additional Extension Periods (up to $400,000) would be less than the amount that would be deposited in connection with a single Existing Paid Extension.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead liquidate the Company.
There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940, as amended (the “Investment Company Act”), to a special purpose acquisition company, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead liquidate the Company. Were we to liquidate, our warrants and rights would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
The funds in the Trust Account may be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, held as uninvested cash or deposited in an interest-bearing demand deposit account at a bank. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company.
We may not be able to complete a Business Combination with a U.S. target company if such Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or is ultimately prohibited.
The Sponsor is a Cayman Islands limited liability company whose ultimate beneficial owner is our Chief Executive Officer, Agustin Tristan Aldave, a resident of Mexico. One of our independent directors, Jesus Demetrio Tueme, is a resident of Mexico. Further, the majority of our management and Board are not U.S. citizens. Therefore, we may be considered a “foreign person” under the regulations administered by CFIUS and could continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, a Business Combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay a Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar foreign ownership issues.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Shareholders may only receive approximately $10.48 per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes and up to $100,000 of interest to pay dissolution expenses), and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Redemptions in connection with the Extension could cause us to fall out of compliance with Nasdaq’s continued listing standards, and Nasdaq may delist our securities, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our units, Class A Ordinary Shares, public warrants and public rights are listed on Nasdaq under the symbols “GTERU,” “GTER,” “GTERW” and “GTERR,” respectively. In order to continue listing our securities on Nasdaq prior to a Business Combination, we must maintain certain financial, distribution and share price levels, including a minimum number of holders of our securities and a minimum market value of our listed and publicly held securities. Redemptions of Public Shares in connection with the Extension Proposal may cause us to fall out of compliance with one or more of these requirements.
If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: a limited availability of market quotations for our securities; reduced liquidity for our securities; a determination that our Class A Ordinary Shares are a “penny stock,” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities; a limited amount of news and analyst coverage; a decreased ability to issue additional securities or obtain additional financing in the future; and our securities no longer qualifying as “covered securities” under the National Securities Markets Improvement Act of 1996, which would subject us to regulation in each state in which we offer our securities.

THE MEETING
This Proxy Statement is being provided to our shareholders as part of a solicitation of proxies by the Board for use at the Meeting. This Proxy Statement contains important information regarding the Meeting, the Proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This Proxy Statement is being first mailed on or about October 26, 2026 to all shareholders of record as of October 12, 2026, the Record Date for the Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.
Date, Time and Place of the Meeting
The Meeting will be held on November 9, 2026, at 10:00 a.m., Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, NY 10166, or at such other time, on such other date and at such other place to which the Meeting may be adjourned or postponed.
Attending the Meeting
Only shareholders who own Ordinary Shares as of the close of business on the Record Date will be entitled to attend the Meeting.
You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online at www.proxyvote.com, or in accordance with the voting instructions provided throughout this Proxy Statement.
Voting Power; Record Date
As our shareholder, you have a right to vote on certain matters affecting the Company. The Proposals that will be presented at the Meeting and upon which you are being asked to vote are summarized below and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on October 12, 2026, which is the Record Date for the Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in street name or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 23,727,000 of our Ordinary Shares issued and outstanding and entitled to vote at the Meeting, consisting of (i) 17,893,817 of our Class A Ordinary Shares, and (ii) 5,833,183 of our Class B Ordinary Shares. The Restricted Class A Shares are not included in the foregoing and are not entitled to vote at the Meeting.
Quorum
A quorum of shareholders is necessary to hold a valid meeting. The holders of one-third of the Ordinary Shares entitled to vote as of the Record Date must be present, in person or represented by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a quorum and in order to conduct business at the Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or at the Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. As of the Record Date, 7,909,001 Ordinary Shares would be required to achieve a quorum at the Meeting.
If a quorum is not present within half an hour from the time appointed for the Meeting to commence, the Meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present, in person or represented by proxy, shall constitute a quorum.
The Proposals at the Meeting
At the Meeting, our shareholders will consider and vote on the following Proposals:
1.
Proposal One: Extension Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association, in the form set forth in Annex A to the Proxy Statement, to extend the date by which we must consummate a Business Combination from the Current Deadline to the Extended Date, consisting of an initial one-month extension from October 9, 2026 to November 9, 2026, followed by up to eight additional one-month extensions on a month-to-month basis at the sole discretion of the Board; and
2.
Proposal Two: Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or convenient, to be confirmed by the chairperson of the Meeting, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal. If the Adjournment Proposal is presented at the Meeting, it will be the only proposal presented and the Extension Proposal will not be submitted to the shareholders for a vote.

It is possible that we will not be able to complete a Business Combination by the Extended Date if the Extension Proposal is approved. In such event, we will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the Public Shareholders.
Required Vote for the Proposals for the Meeting
The approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.
Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under the Memorandum and Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.
At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST” a Proposal, will be counted for the purposes of determining whether such Proposal is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. See the section of the Proxy Statement entitled “Questions and Answers About the Meeting” for more information about broker non-votes.
Voting Your Shares
Shareholders of Record
If you are a shareholder of record, each Ordinary Share that you own in your name entitles you to one vote on each of the Proposals. Your one or more proxy cards show the number of Ordinary Shares that you own.
•	Voting at the Meeting. If you are a shareholder of record, you may vote at the Meeting.
•
Voting Online. You may also vote by submitting a proxy for the Meeting. You may submit your proxy online at www.proxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on November 8, 2026 (have your proxy card in hand when you visit the website).

•
Voting by Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. Votes submitted by mail must be received prior to the start of the Meeting at 10:00 a.m., Eastern Time, on November 9, 2026.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

Beneficial Owners
If you are a beneficial owner and your shares are held in street name, then your Ordinary Shares are registered in the name of your broker, bank or other agent. If you are a beneficial owner, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us.
•
Voting at the Meeting. If you are a beneficial owner of shares held in street name and you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•
Voting by Mail. You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•
Voting by Telephone or Online. You may vote by proxy by submitting your proxy by telephone or online, if those options are available to you, in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary. If your bank or brokerage firm does not offer online or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Changing Your Vote and Revoking Your Proxy
You may change your vote by:
•	entering a new vote online or by telephone, if those voting options are available to you;
•
sending a later-dated, signed proxy card to Globa Terra Acquisition Corporation, 382 NE 191st Street #952377, Miami, Florida 33179, Attn: Agustin Tristan Aldave, Chief Executive Officer, so that it is received by our Chief Executive Officer prior to the Meeting; or

•	attending and voting during the Meeting.
You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in street name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.
No Additional Matters
The Meeting has been called only to consider and vote on the approval of the Extension Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.
Appraisal Rights
There are no appraisal rights available to our shareholders in connection with any of the Proposals.
Proxies; Board Solicitation; Solicitation Agent
Your proxy is being solicited by the Board on the Proposals being presented to shareholders at the Meeting. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting and have agreed to (i) pay the Solicitation Agent’s customary fees, plus disbursements, and (ii) indemnify the Solicitation Agent against certain damages, expenses, liabilities or claims relating to its services as our Solicitation Agent. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the

Extension Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials.
If you have any question on the above, please contact the Solicitation Agent at:
Alliance Advisors, LLC
150 Clove Road
Suite 400
Little Falls, NJ 07424
Toll-Phone Number: (877) 202-0449
Banks & Brokers: (973) 873-7752
Email: GlobaTerra@allianceadvisors.com
Interests of the Sponsor, Directors and Officers
When you consider the recommendation of the Board, you should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and our officers have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending that you approve the Proposals. You should take these interests into account in deciding whether to approve the Proposals:
•
the fact that the sponsor and our directors and officers hold an aggregate of 5,400,228 Class B Ordinary Shares, which were acquired for an aggregate purchase price of $25,000, or approximately $0.0043 per share, all of which would be worthless if a Business Combination is not consummated;

•
the fact that the Sponsor purchased 356,767 Private Placement Units and 713,534 Restricted Class A Shares in the Private Placements for an aggregate purchase price of $2,854,136, all of which would be worthless if a Business Combination is not consummated;

•
the fact that the Sponsor and our officers and directors have agreed to waive their redemption rights with respect to any Founder Shares and any Public Shares held by them in connection with the completion of a Business Combination and in connection with a shareholder vote to approve an amendment to our Memorandum and Articles of Association such as the Extension Amendment, and have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete a Business Combination within the Combination Period, and that the Private Placement Units and the Restricted Class A Shares have no redemption rights and will be worthless in that event;

•
the fact that we pay the Sponsor or an affiliate thereof $15,000 per month for office space, administrative and shared personnel support services, and that upon completion of a Business Combination or our liquidation, we will cease paying these monthly fees;

•
the fact that the Sponsor, an affiliate of the Sponsor or our officers and directors may, but are not obligated to, loan us funds as may be required for working capital, up to $2,500,000 of which may be convertible into private units of the post-Business Combination entity at a price of $10.00 per unit at the option of the lender, of which no amounts were outstanding as of October 26, 2026, and that, if a Business Combination is not consummated, such loans would be repaid only from funds held outside the Trust Account;

•
the fact that, unless we consummate a Business Combination, the Sponsor and our officers and directors will not receive reimbursement for any out-of-pocket expenses incurred by them on our behalf related to identifying and investigating a Business Combination to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into a transaction agreement or claims of any third party (other than our independent registered public accounting firm) for services rendered or products sold to us, but only if such third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	the fact that Meridien Peak, an advisor to the Sponsor, holds 87,500 Founder Shares, which would be worthless if a Business Combination is not consummated; and
•
the fact that none of our officers or directors has received any cash compensation for services rendered to us, and all of the current members of the Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

Additionally, if the Extension Proposal is approved and we consummate a Business Combination, our officers and directors may have additional interests. Such interests will be described in the proxy statement/prospectus for such transaction.
Recommendation of the Board
After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and our shareholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals. No recommendation is being made as to whether you should elect to redeem your Public Shares.

PROPOSAL ONE — THE EXTENSION PROPOSAL
Overview
We are proposing to amend our Memorandum and Articles of Association to extend the date by which we have to consummate a Business Combination from the Current Deadline to the Extended Date, consisting of (i) the Initial Extension Period from October 9, 2026 to November 9, 2026, in connection with which, if the Extension Proposal is approved, the Initial Extension Payment will be deposited into the Trust Account in respect of all Public Shares in issue as of the date of the Meeting, (ii) the Redemption, in which all Public Shareholders may redeem their Public Shares following the deposit of the Initial Extension Payment, and (iii) up to eight (8) Additional Extension Periods on a month-to-month basis by resolution of the Board, with a Contribution to be deposited into the Trust Account for each Additional Extension Period solely for the benefit of the holders of non-redeemed Public Shares. The Extension Proposal is required for the implementation of the Board’s plan to allow us more time to complete a Business Combination. A copy of the proposed Extension Amendment is attached to this Proxy Statement as Annex A.
Reasons for the Extension Amendment and Extension Proposal
As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment is in the best interests of the Company and our shareholders. The Memorandum and Articles of Association provide that we have until the end of the Combination Period to complete a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our shareholders and because we believe we will not be able to conclude a Business Combination within the Combination Period, the Board has determined that we need the Extension Amendment to allow us more time to complete a Business Combination.
The IPO Prospectus and the Memorandum and Articles of Association provide that a special resolution of our shareholders is required to alter or amend the Memorandum and Articles of Association. Additionally, the IPO Prospectus and the Memorandum and Articles of Association provide for all Public Shareholders to have an opportunity to redeem their Public Shares if any amendment is made to our Memorandum and Articles of Association to modify the substance or timing of our obligation to allow redemption in connection with a Business Combination or to redeem 100% of the Public Shares if we do not consummate a Business Combination within the Combination Period. Accordingly, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond the Current Deadline to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of a Business Combination.
We believe that the foregoing provision of the Memorandum and Articles of Association was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Memorandum and Articles of Association.
We are not asking you to vote on a Business Combination at this time. If the Extension Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on a Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes payable), divided by the number of then outstanding Public Shares, in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
After careful consideration of all relevant factors, the Board has approved and declared advisable the adoption of the Extension Proposal and recommends that you vote “FOR” such Proposal.
If the Extension Proposal is Approved
Upon approval of the Extension Proposal by a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Meeting, (i) the Extension Amendment will be effective and (ii) we will file the Extension Amendment, in the form set forth in Annex A hereto, with the Cayman Islands Registrar of Companies. We will remain a reporting company under the Exchange Act and our Units, Class A Ordinary Shares, public warrants and public rights will remain publicly traded. We will then continue to work to consummate a Business Combination by the Extended Date.
If the Extension Proposal is approved, and one or more of our shareholders elect to redeem their Public Shares pursuant to the Redemption, we will remove from the Trust Account and deliver to the holders of such redeemed Public

Shares the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date. Any such redemption of Public Shares will increase the percentage interest of our Ordinary Shares held by the Sponsor, our directors and officers and the other holders of Founder Shares and Private Placement shares.
If the Extension Proposal is approved, the removal from the Trust Account of the Withdrawal Amount will reduce our net asset value. We cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Proposal is approved; the amount remaining in the Trust Account may be only a small fraction of the approximately $183,494,916 that was in the Trust Account as of October 22, 2026.
If the Extension Proposal is approved, the Extension will be implemented in three steps. First, the Combination Period will be extended by one month, from October 9, 2026 to November 9, 2026. If, and only if, the Extension Proposal is approved, the Sponsor or its affiliates or designees will deposit into the Trust Account $0.03 for each Public Share in issue as of the date of the Meeting within two business days following the Meeting and prior to the redemption of any Public Shares in connection with the Extension. The Initial Extension Payment is triggered solely by the approval of the Extension Proposal at the requisite threshold and not by how any individual holder votes. Every Public Share in issue as of the date of the Meeting will participate in the Initial Extension Payment, whether or not such Public Share is subsequently redeemed and irrespective of whether or how its holder voted. If the Extension Proposal is not approved, no Initial Extension Payment will be made. Second, following the deposit of the Initial Extension Payment, all Public Shareholders will have the right to redeem their Public Shares at a per-share price that includes their pro rata portion of the Initial Extension Payment (if the Extension Proposal is approved). Redeeming Public Shareholders will receive their pro rata portion of the funds in the Trust Account as promptly as practicable following the Redemption Deadline (as defined below). Third, following the Initial Extension Period, the Board may, in its sole discretion, further extend the Combination Period on a month-to-month basis for up to eight (8) additional one-month periods, through the Extended Date. For each Additional Extension Period, the Sponsor or its affiliates or designees must deposit into the Trust Account the lesser of (x) $0.04 for each Public Share that has not been redeemed, and (y) $50,000, solely for the benefit of the holders of such non-redeemed Public Shares, until the earliest of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve a Business Combination, (y) the Extended Date and (z) the date on which the Board determines, in its sole discretion, to no longer seek a Business Combination.
Accordingly, the amount deposited per Public Share for each Additional Extension Period will depend on the number of Public Shares that remain outstanding after the Redemption, and Public Shares that have been redeemed will not participate in any Contribution. If 1,250,000 or fewer Public Shares remain outstanding, the Contribution will be $0.04 per Public Share for each Additional Extension Period, or up to $0.32 per Public Share if all eight Additional Extension Periods are elected. If more than 1,250,000 Public Shares remain outstanding, the Contribution will be $50,000 for each Additional Extension Period, or up to $400,000 in the aggregate if all eight Additional Extension Periods are elected, and the amount deposited per Public Share will be proportionately lower. For example, if no Public Shares are redeemed and all 17,499,550 Public Shares remain outstanding, the Contribution would be approximately $0.003 per Public Share for each Additional Extension Period. Because the Initial Extension Payment will be deposited into the Trust Account in respect of all 17,499,550 Public Shares in issue as of the date of the Meeting before any redemptions, the aggregate Initial Extension Payment will be approximately $524,987, and the per-share redemption price payable in the Redemption will be increased by $0.03. Each Contribution is due monthly on the second business day of the beginning of each Additional Extension Period. If the Sponsor fails to deposit a required Contribution when due, the Combination Period will not be extended for the applicable Additional Extension Period and we will be required to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve. By comparison, under the Memorandum and Articles of Association as currently in effect, the Sponsor would be required to deposit $1,749,955 ($0.10 per unit sold in the IPO) into the Trust Account for each three-month Existing Paid Extension. If the Extension Proposal is approved, the Existing Paid Extension mechanism will no longer apply.
The Initial Extension Payment will be deposited into the Trust Account within two business days following the date of the Meeting and prior to the redemption of any Public Shares. We intend to deposit each Contribution into the Trust Account within two business days of the beginning of the Additional Extension Period to which such Contribution relates. The Sponsor will not make the Initial Extension Payment or any Contribution unless the Extension Proposal is approved. The Board will have the sole discretion whether to extend the time we have to consummate a Business Combination for each Additional Extension Period. If the Board determines not to extend the time we have to consummate a Business Combination for an Additional Extension Period, or if a required Contribution is not deposited when due, (i) the additional Contributions will terminate and (ii) we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days after the end of the last applicable Extension Period, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Memorandum and Articles of Association and subject to the approval of our remaining shareholders and our Board, liquidate and dissolve the Company thereafter.
If the Extension Proposal is approved, the Board will have the sole discretion whether to elect each Additional Extension Period and may determine at any time not to extend further, in which case we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association.
If the Extension Proposal is Not Approved
Without the approval of the Extension Proposal, we believe that we will not be able to complete a Business Combination within the Combination Period. If that were to occur, as contemplated by and in accordance with the Memorandum and Articles of Association, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Units or the Restricted Class A Shares. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
Our initial shareholders, officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if we fail to complete a Business Combination within the Combination Period, and the Private Placement Units and the Restricted Class A Shares have no redemption rights and will be worthless in that event.
Redemption Rights
In connection with the Extension Proposal and contingent upon the approval of the Extension Proposal, each of our Public Shareholders may make an Election to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes payable) and not previously released to us to pay our taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in this Proxy Statement. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.
If you choose not to make an Election in connection with the Extension Proposal, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date, subject to any limitations set forth in our Memorandum and Articles of Association.
Under our Memorandum and Articles of Association, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), may not exercise redemption rights with respect to more than 15% of the Public Shares in the aggregate without our prior consent. In addition, any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to us in connection with the Election in order to validly redeem such Public Shares.
Because the Initial Extension Payment must be deposited into the Trust Account before any Public Shares are redeemed in connection with the Extension, redemptions in connection with the Extension Proposal will be effected only following such deposit. To participate in the Redemption, you must submit a written redemption request and tender your Public Shares to Odyssey, physically or electronically through DTC’s DWAC system, prior to the Redemption Deadline of 5:00 p.m., Eastern Time, on November 5, 2026. All Public Shareholders may participate in the Redemption, irrespective of whether or how they voted on the Extension Proposal, and no Public Shareholder will be required to remain invested through any Additional Extension Period. The per-share redemption price will include each redeemed Public Share’s pro rata portion of the Initial Extension Payment, and redeeming Public Shareholders will receive their redemption proceeds as promptly as practicable following the Redemption Deadline.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on November 5, 2026, tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Odyssey, our transfer agent, at the following address:
Odyssey Transfer and Trust Company
Attn: Client Services / SPAC Redemptions
860 Blue Gentian Rd, Suite 320
Eagan, MN 55121
E-mail: redemptions@odysseytrust.com
Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.
A request for redemption, once made, may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). If you delivered your shares for redemption to the transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that we consent to the withdrawal of your Election and that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at the address listed above.
In the event that a Public Shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved.
Our shareholders seeking to exercise their redemption rights, whether they are shareholders of record or hold their shares in street name, are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Proposal is approved.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee of approximately $100 and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
Each redemption of a Public Share by our Public Shareholders will reduce the amount in the Trust Account, which held approximately $183,494,916 as of October 22, 2026. As of October 22, 2026, the redemption price per Public Share was approximately $10.48. The closing price of the Class A Ordinary Shares on Nasdaq on October 23, 2026 was $10.48. Prior to exercising redemption rights, shareholders should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.
If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Proposal is not approved and a Business Combination is not completed within the Combination Period, we will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the Public Shareholders.
Vote Required for Approval
The approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Only those votes that are actually cast, either “FOR” or “AGAINST” the Extension Proposal, will be counted for the purposes of determining whether such Proposal is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote.
Resolution to be Voted Upon
The full text of the resolution to be proposed is set forth in Annex A to this Proxy Statement.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR”
THE EXTENSION PROPOSAL.

PROPOSAL TWO — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Meeting to be adjourned to a later date or dates, if necessary or convenient, to be confirmed by the chairperson of the Meeting, to permit further solicitation and vote of proxies or if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal. If the Adjournment Proposal is presented at the Meeting, it will be the only proposal presented and the Extension Proposal will not be submitted to the shareholders for a vote. In no event will the Meeting be adjourned beyond the end of the Combination Period.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, the Meeting may not be able to be adjourned to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Proposal.
Vote Required for Approval
Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under the Memorandum and Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Only those votes that are actually cast, either “FOR” or “AGAINST” the Adjournment Proposal, if presented, will be counted for the purposes of determining whether such Proposal is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairperson of the extraordinary general meeting be adopted, ratified, approved and confirmed in all respects.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE
APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;
•	each of our executive officers and directors that beneficially owns our Ordinary Shares; and
•	all our executive officers and directors as a group.
In the table below, percentage ownership is based on 24,515,534 of our Ordinary Shares issued and outstanding, consisting of 18,682,351 of our Class A Ordinary Shares and 5,833,183 of our Class B Ordinary Shares. Prior to a Business Combination, only holders of our Class B Ordinary Shares have the right to vote on the appointment and removal of directors. Holders of our Public Shares will not be entitled to vote on the appointment or removal of directors during such time. With respect to any other matter submitted to a vote of our shareholders, including any vote in connection with a Business Combination, except as required by law, holders of our Class A Ordinary Shares (excluding the Restricted Class A Shares) and Class B Ordinary Shares will vote together as a single class, with each share entitling the holder to one vote. The Class B Ordinary Shares will automatically convert into Class A Ordinary Shares at the time of a Business Combination, or at any time prior thereto at the option of the holder thereof, on a one-for-one basis, subject to adjustment.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of (i) the warrants or rights, as such securities are not exercisable or convertible within 60 days of the date of this Proxy Statement, or (ii) the Restricted Class A Shares, as they vest only upon the consummation of a Business Combination.

Name and Address of Beneficial Owner(1)	Class A Ordinary Shares Beneficially Owned	% of Class	Class B Ordinary Shares Beneficially Owned(2)	% of Class	% of Outstanding Ordinary Shares
Directors and Executive Officers
Agustin Tristan Aldave(3)	—	—	5,155,546	88.4%	21.0%
Katherine Chiles(4)	—	—	72,341	1.2%	*
Alejandro F. Garza	—	—	20,000	*	*
Edward Joseph Preble(5)	—	—	70,000	1.2%	*
Kelly Burke	—	—	20,000	*	*
Jesus Demetrio Tueme	—	—	20,000	*	*
Jeff Smith(4)	—	—	42,341	*	*
All executive officers and directors as a group (seven individuals)	—	—	5,400,228	92.6%	22.0%
Five Percent Holders
Globa Terra Management LLC(3)	—	—	5,055,546	86.7%	20.6%
W. R. Berkley Corporation(6)	1,561,028	8.4%	—	—	6.4%
Karpus Management, Inc.(7)	1,470,687	7.9%	—	—	6.0%
Mizuho Financial Group, Inc.(8)	1,497,896	8.0%	—	—	6.1%
LMR Partners LLP(9)	1,181,405	6.3%	—	—	4.8%
Westchester Capital Management, LLC(10)	1,401,877	7.5%	—	—	5.7%
Glazer Capital, LLC(11)	955,594	5.1%	—	—	3.9%
Wolverine Asset Management LLC(12)	1,149,484	6.2%	—	—	4.7%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Globa Terra Acquisition Corporation, 382 NE 191st Street #952377, Miami, Florida 33179.

(2)
Interests shown consist solely of Founder Shares, classified as Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares at the time of a Business Combination, or at any time prior thereto at the option of the holder thereof, on a one-for-one basis, subject to adjustment.

(3)
Globa Terra Management LLC is the record holder of the shares reported herein. Mr. Tristan, our Chief Executive Officer, controls Global Terra Sponsor, LLC, the managing member of Globa Terra Management LLC. As such, he may be deemed to have or share beneficial ownership of the Ordinary Shares held directly by Globa Terra Management LLC. Mr. Tristan disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)
Each such person is a direct or indirect member of the Sponsor and disclaims any beneficial ownership of the shares held by the Sponsor other than to the extent of any pecuniary interest such person may have therein, directly or indirectly.

(5)
Mr. Preble is an indirect member of the Sponsor and indirectly holds a 25% non-voting economic interest in the Sponsor that corresponds to an indirect economic interest in 916,856 Founder Shares. Mr. Preble disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(6)
Based on Schedule 13G/A filed with the SEC on August 6, 2026. W. R. Berkley Corporation and Berkley Insurance Company have shared voting and dispositive power over the shares. The principal business office of the reporting persons is 475 Steamboat Road Greenwich, CT 06830.

(7)
Based on Schedule 13G filed with the SEC on May 14, 2026. Karpus Management, Inc. has sole voting and dispositive power over the shares. The principal business office of the reporting person is 183 Sully’s Trail, Pittsford, New York 14534.

(8)
Based on Schedule 13G/A filed with the SEC on May 14, 2026. Mizuho Financial Group, Inc. has sole voting and dispositive power over the shares. The principal business office of the reporting person is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

(9)
Based on Schedule 13G filed with the SEC on February 17, 2026. LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG, LMR Partners (DIFC) Limited and LMR Partners (Ireland) Limited (collectively, the “LMR Investment Managers”), which serve as the investment managers to certain funds with respect to the shares, have shared voting and dispositive power over the shares. Ben Levine and Stefan Renold, who are ultimately in control of the investment and voting decisions of the LMR Investment Managers, may be considered beneficial owners of the shares. The principal business office of the reporting persons is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom.

(10)
Based on Schedule 13G filed with the SEC on November 14, 2025 jointly by Westchester Capital Management, LLC (“Westchester”), a Delaware limited liability company, Westchester Capital Partners, LLC (“WCP”), a Delaware limited liability company, Virtus Investment Advisers, LLC (“Virtus”), a Delaware limited liability company, and The Merger Fund (“MF”), a Massachusetts business trust. Virtus, a registered investment adviser, serves as the investment adviser to MF, The Merger Fund VL (“MF VL”), Virtus Westchester Event-Driven Fund (“EDF”) and Virtus Westchester Credit Event Fund (“CEF”). Westchester, a registered investment adviser, serves as sub-advisor to each of MF, MF VL, EDF, CEF, JNL/Westchester Capital Event Driven Fund (“JNL”), JNL Multi-Manager Alternative Fund (“JARB”) and Principal Funds, Inc. - Global Multi-Strategy Fund (“PRIN”). WCP, a registered investment adviser, serves as investment adviser to Westchester Capital Master Trust (“Master Trust”, together with MF, MF VL, EDF, CEF, JNL, JARB and PRIN, the “Funds”). The Funds directly hold the shares for the benefit of the investors in those Funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of Westchester and WCP. The principal business office of Westchester Capital Management, LLC and Westchester Capital Partners, LLC is 100 Summit Lake Drive, Valhalla, NY 10595. The principal business office of Virtus Investment Advisers, LLC is One Financial Plaza, Hartford, CT 06103. The principal business office of the Merger Fund is 101 Munson Street, Greenfield, MA 01301-9683.

(11)
Based on Schedule 13G filed with the SEC on November 13, 2025. Glazer Capital, LLC and Paul J. Glazer have shared voting and dispositive power over 955,594 Class A Ordinary Shares. The principal business office of the reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019.

(12)
Based on the Schedule 13G filed with the SEC on October 10, 2025, Wolverine Asset Management, LLC (“WAM”) is an investment manager and has shared voting and dispositive power over 1,149,484 Class A Ordinary Shares. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. The address of the principal business office of the reporting persons is c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Proposal is approved, we anticipate that we will hold an extraordinary general meeting of shareholders before the Extended Date to consider and vote upon approval of a Business Combination. Accordingly, if we consummate a Business Combination, our first annual general meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extended Date, we will wind up, liquidate and dissolve.
Under the Memorandum and Articles of Association, shareholders seeking to bring business before an annual general meeting must deliver notice to our principal executive offices not less than 120 calendar days before the date of our proxy statement released to shareholders in connection with the previous year’s annual general meeting or, if we did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline will be set by the Board, with such deadline being a reasonable time before we begin to print and send our related proxy materials.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:
•	If the shares are registered in your names, you should inform us of your request by contacting us at:
Globa Terra Acquisition Corporation
382 NE 191st Street #952377
Miami, Florida 33179
Telephone: +52 55 8975 9325
•	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Our public filings are available to the public from the SEC’s website at www.sec.gov. You may request a copy of our filings with the SEC (excluding exhibits) at no cost by contacting us at the address and/or telephone number below.
Globa Terra Acquisition Corporation
382 NE 191st Street #952377
Miami, Florida 33179
Telephone: +52 55 8975 9325
If you would like additional copies of this Proxy Statement or if you have questions about the Proposals, you should contact the Solicitation Agent at the following address and e-mail address:
Alliance Advisors, LLC
150 Clove Road
Suite 400
Little Falls, NJ 07424
Toll-Phone Number: (877) 202-0449
Banks & Brokers: (973) 873-7752
Email: GlobaTerra@allianceadvisors.com
You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are our shareholder and would like to request documents, please do so by November 2, 2026, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from us, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A
EXTENSION AMENDMENT
AMENDMENT TO THE AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
GLOBA TERRA ACQUISITION CORPORATION
RESOLVED, as a special resolution that, the Amended and Restated Memorandum and Articles of Association of the Company be amended as follows:
Article 49.7 shall be replaced by the following clause:
“49.7 In the event that:
(a) the Company does not consummate a Business Combination by (A) the date being 15 months from the consummation of the IPO (the “Initial Expiry Date”) provided (1) the Initial Expiry Date shall be extended by one month, to November 9, 2026 (the “Initial Extension”), subject to the deposit into the Trust Account of US$0.03 per Public Share in issue as of the date of the general meeting at which the Special Resolution approving the Initial Extension is passed (the “Initial Extension Payment”), such deposit to be made within two business days following such general meeting and prior to the redemption of any Public Shares in connection with such Special Resolution, and (2) following the Initial Extension, that the board of Directors may, without a shareholder vote, elect to further extend such date by up to eight (8) times, by an additional one month each time (such Initial Expiry Date as extended by the Initial Extension or, if further extended by the Directors in accordance with this Article, the last date to which it has been so extended, the “Deadline Date”), by depositing the lesser of (x) US$0.04 per non-redeemed Public Share per month and (y) US$50,000 per month, into the Trust Account for each such month; or (B) such later time as the Members may approve by Special Resolution in accordance with the Articles; or
(b) if the Directors, acting in good faith, determine by resolution, and provide notice in writing to the Members, that the Company is unable to consummate a Business Combination by the Deadline Date, the Company shall:
(i) cease all operations except for the purpose of winding up;
(ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”
The following shall be inserted as a new Article 49.8A immediately following Article 49.8:
“49.8A Notwithstanding Article 49.8, in connection with the Special Resolution approving the Initial Extension and the further extensions contemplated by Article 49.7(a), the redemption of Public Shares pursuant to Article 49.8 shall take place only following the deposit of the Initial Extension Payment into the Trust Account, such that each Public Share in issue as at the date of the general meeting at which such Special Resolution is passed shall participate in the Initial Extension Payment, whether or not such Public Share is subsequently redeemed and irrespective of whether or how the holder thereof voted on such Special Resolution, and the per-Share redemption price payable in respect of each Public Share so redeemed shall include its pro rata portion of the Initial Extension Payment. If such Special Resolution is not passed, no Initial Extension Payment shall be made.”
A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04604-Z94131

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLOBA TERRA ACQUISITION CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date